                                                                      EXHIBIT 21


FEBRUARY 9, 1998


                   LCI INTERNATIONAL, INC. AND SUBSIDIARIES

                                                                             ---------------------------------
                                                                                  LCI INTERNATIONAL, INC.
                                                                                       (LCII) 8/16/88
                                                                                  (Incorporated: Delaware)
                                                                             ---------------------------------
                                                                                             |
                ------------------------------------------------------------------------------------------------------------
                |                                      |                                     |
-----------------------------------     -------------------------------       -------------------------------
        1056974 Ontario Inc.             LCI International Management                 LCI SPC I, INC.
         (# Corp.) 12/20/93              Services, Inc. (LCIM) 9/5/84                   (SPC) 6/7/96
   (Incorporated: Ontario, Canada)         (Incorporated: Delaware)               (Incorporated: Delaware)
  (wholly-owned subsidiary of LCII)    (wholly-owned subsidiary of LCII)     (wholly-owned subsidiary of LCII)
-----------------------------------     -------------------------------       -------------------------------
                                                       |
                ------------------------------------------------------------------------------
                |                                      |                                     |
-----------------------------------     -------------------------------       -------------------------------
  LCI International Telecom Corp. *       LCI California Assets, LLC              LCI Florida Assets, LCC
           (LCIT) 12/7/83                      (LCI CA) 10/20/97                     (LCI FL) (Pending)
      (Incorporated: Delaware)           (Delaware Certificate of LLC)         (Delaware Certificate of LLC)
  (wholly-owned subsidiary of LCIM)           (LCIM Sole Member)                     (LCIM Sole Member)
-----------------------------------     -------------------------------       -------------------------------
                |
-----------------------------------
LCI International of Virginia, Inc.*
           (LCIVA) 1/16/97
      (Incorporated: Virginia)
  (wholly-owned subsidiary of LCIT)
-----------------------------------
                |
-----------------------------------

     LCI International CA, Inc.
         (LCI-CAL) 12/22/97
      (Incorporated: Delaware)
  (wholly-owned subsidiary of LCIT)
-----------------------------------

----------------------------------------------------------
                |                                        |
-----------------------------------       -------------------------------
        LCI Telecom UK, Ltd.                  USLD Communications Corp.
           (LCIUK) 9/12/97                         (USLD) 9/21/87
   (Incorporated: United Kingdom)             (Incorporated: Delaware)
  (wholly-owned subsidiary of LCII)       (wholly-owned subsidiary of LCII
-----------------------------------       -------------------------------
                                                         |
                                          -------------------------------
                                               USLD Communications, Inc.*
                                                 (USLD Com) 8/11/86
                                                (Incorporated: Texas)
                                          (wholly-owned subsidiary of USLD)
                                          -------------------------------
                                                         |
                                          -------------------------------
                                             CalTex Acquisition Corp. II
                                                  (CalTex) 9/21/94
                                                (Incorporated: Texas)
                                          (wholly-owned subsidiary of USLD)
                                          -------------------------------
                                                         |
                                          -------------------------------
                                              U.S. Long Distance, Inc.
                                                  (US Long) 9/2/97
                                                (Incorporated: Texas)
                                          (wholly-owned subsidiary of USLD)
                                          -------------------------------
                                                         |
                                          -------------------------------
                                              U.S. Long Distance Corp.
                                                  (US Corp.) 9/2/97
                                              (Incorporated: Delaware)
                                          (wholly-owned subsidiary of USLD)
                                          -------------------------------

* Certificated Public Utility